EXHIBIT 10.1

                     EIGHTH AMENDMENT TO AND LIMITED WAIVER
                             UNDER CREDIT AGREEMENT

                     THIS EIGHTH AMENDMENT TO AND LIMITED WAIVER UNDER CREDIT AGREEMENT (this "Eighth Amendment") is dated as of December 17, 2001, among GUILFORD MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), BANK ONE, N.A., as Documentation Agent (the "Documentation Agent") and the Banks which are signatories hereto (collectively, the "Banks").


                              W I T N E S S E T H :

           WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks executed and delivered that certain $130,000,000 Credit Agreement dated as of May 26, 2000 among the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Banks, as amended by First Amendment to Credit Agreement dated as of November 6, 2000, Second Amendment to and Waiver under Credit Agreement dated as of May 15, 2001, Third Amendment to Credit Agreement dated as of June 29, 2001, Fourth Amendment to Credit Agreement dated as of July 31, 2001, Fifth Amendment to Credit Agreement dated as of August 7, 2001, Sixth Amendment to Credit Agreement dated as of August 13, 2001 and Seventh Amendment to and Limited Waiver Under Credit Agreement dated as of October 31, 2001 (the "Seventh Amendment") (as so amended, the "Credit Agreement");

           WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

           WHEREAS, pursuant to the terms of the Seventh Amendment, the Administrative Agent and the Banks agreed, among other things, to waive certain Events of Default, which waiver will expire on December 17, 2001, pursuant to the terms of the Seventh Amendment; and

           WHEREAS, the Borrower has advised the Administrative Agent and the Banks that for the Fiscal Quarter ending December 30, 2001 the Borrower will be in breach of certain financial covenants contained in the Credit Agreement (collectively, the "Additional Events of Default");

           WHEREAS, the Borrower has requested that the Administrative Agent and the Banks extend the waiver provided for in the Seventh Amendment and waive the Additional Events of Default, and the Administrative Agent and the Required Banks have agreed to such extension and waiver, subject to the terms and conditions hereof.

           NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative

Agent, the Syndication Agent, the Documentation Agent and the Banks hereby covenant and agree as follows:

           1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

           2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of "Commitment Reduction Date" and "Reserved Asset Disposition Proceeds" by deleting the date "December 17, 2001" where such date appears therein and replacing such date with "January 7, 2002".

           3. Amendment to Section 2.08. Section 2.08 of the Credit Agreement is hereby amended by deleting the date "December 17, 2001" where such date appears in paragraph (b) thereof and replacing such date with "January 7, 2002".

           4. Amendment to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended by adding the following proviso at the end of paragraph (a) thereof:

                     "provided, that with respect to the 2001 Fiscal Year , such financial statements may be delivered on or before January 7, 2002;"

           5. Amendment to Section 5.30. Section 5.30 of the Credit Agreement is hereby amended by deleting the date "December 1, 2001" where such date appears therein and replacing such date with "January 7, 2002".

           6. Limited Waiver. The "Waiver Period," as defined in paragraph 9 of the Seventh Amendment, is hereby extended to and including January 7, 2002. In addition, subject to the terms and conditions set forth herein, the Administrative Agent and the Banks waive, for the period commencing on the date hereof and ending on January 7, 2002 (the "Eighth Amendment Waiver Period") (i) the Borrower's non-compliance with the Fixed Charge Coverage Ratio covenant contained in Section 5.17 of the Credit Agreement for the Fiscal Quarter ending December 30, 2001, (ii) the Borrower's non-compliance with the Leverage Ratio covenant contained in Section 5.19 of the Credit Agreement for the Fiscal Quarter ending December 30, 2001, (iii) the Borrower's non-compliance with the Consolidated Total EBITDA covenant contained in Section 5.29 of the Credit Agreement for the Fiscal Quarter ending December 30, 2001, (iv) the Borrower's non-compliance with the Consolidated Tangible Net Worth covenant contained in
Section 5.20 of the Credit Agreement during the Fiscal Quarter ending December 30, 2001 and thereafter through the end of the Eighth Amendment Waiver Period, and (v) the Events of Default that have occurred and are continuing or will occur and continue solely as a result of such non-compliance; provided that upon the expiration of the Waiver Period and the Eighth Amendment Waiver Period, the waivers provided for herein shall be immediately (without cure period or notice)


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
and automatically terminated in their entirety and be of no force and effect as if the waivers had never been granted.

           7. Restatement of Representations and Warranties. The Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (but after giving effect to the amendments and limited waiver contained herein) and with specific reference to this Eighth Amendment.

           8. Effect of Amendments and Waiver. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower.

           9. Reaffirmation; No Novation or Mutual Departure. The Borrower expressly acknowledges and agrees that: (i) there has not been, and this Eighth Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the Loan Documents and (ii) nothing in this Eighth Amendment shall affect or limit the Administrative Agent's and the Banks' right to demand payment of liabilities owing from the Borrower to the Administrative Agent and the Banks under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default which is not waived pursuant to the terms hereof, the Credit Agreement or the other Loan Documents.

           10. Ratification. Except as expressly contemplated or provided herein, the Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

           11. Counterparts. This Eighth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

           12. Section References. Section titles and references used in this Eighth Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

           13. No Default. To induce the Administrative Agent and the Required Banks to enter into this Eighth Amendment, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Administrative Agent or the Banks under the Credit Agreement.


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
           14. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments and waivers herein contained.

           15. Governing Law. This Eighth Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

           16. Conditions Precedent. This Eighth Amendment shall become effective only upon: (i) execution and delivery (including by facsimile) of this Eighth Amendment by the Borrower, the Administrative Agent and the Required Banks; (ii) execution and delivery (including by facsimile) of the Consent and Reaffirmation of Guarantors at the end hereof by the Guarantors; (iii) receipt by the Administrative Agent of a copy of a similar amendment executed and delivered by the Majority Senior Note Holders (as defined in the Intercreditor Agreement), which amendment shall, among other things, provide for the accrual of, and deferral of the payment of, a certain portion of the interest on the Senior Notes; (iv) execution and delivery (including by facsimile) by the Required Secured Parties of the Seventh Amendment to Amended and Restated Intercreditor Agreement in substantially the form attached hereto as Annex 1, and of the Consent and Reaffirmation of the Company and the Guarantors at the end thereof by the Borrower and the Guarantors; and (v) payment of outstanding professionals' fees and expenses of the Administrative Agent and Collateral Agent.

                       [SIGNATURES CONTAINED ON NEXT PAGE]








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
IN WITNESS WHEREOF, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each of the Required Banks has caused this Eighth Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

                                    GUILFORD MILLS, INC.,
                                    as Borrower

                                    By: Mark E. Cook
                                        -------------------------------------
                                        Title: Treasurer















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
                                    WACHOVIA BANK, N.A.,
                                    as Administrative Agent and as a Bank

                                    By: Colleen McCullum
                                        -------------------------------------
                                        Title: Senior Vice President

                                    FIRST UNION NATIONAL BANK,
                                    as Syndication Agent and as a Bank

                                    By: Colleen McCullum
                                        -------------------------------------
                                        Title: Senior Vice President

                                    BANK ONE, N.A.,
                                    as Documentation Agent and as a Bank

                                    By: C. Dianne Wooley
                                        -------------------------------------
                                        Title: First Vice President















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
                                    BRANCH BANKING AND TRUST COMPANY, as a Bank

                                    By: Richard C. F. Spencer
                                        -------------------------------------
                                        Title: Senior Vice President

               CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTORS

Each of the undersigned (i) acknowledges receipt of the foregoing Eighth Amendment to and Waiver under Credit Agreement (the "Eighth Amendment"), (ii) consents to the execution and delivery of the Eighth Amendment by the parties thereto, (iii) reaffirms all of its obligations and covenants under the Amended and Restated Guaranty dated as of November 6, 2000 (the "Guaranty") executed by it, (iv) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Eighth Amendment, (v) acknowledges and agrees that there exists no right of offset, defense, counterclaim, claim or objection in favor of such Guarantor (as defined in that certain Credit Agreement dated as of May 26, 2000, as amended (the "Credit Agreement") among Guilford Mills, Inc., as borrower, Wachovia Bank, N.A., as administrative agent (the "Administrative Agent"), First Union National Bank, as syndication agent, Bank One, N.A., as documentation agent and the banks which are signatories thereto (the "Banks")) arising out of or with respect to any of the Loans (as defined in the Credit Agreement) or other obligations of such Guarantor owed to the Administrative Agent or the Banks under the Credit Agreement, the Guaranty or the other Loan Documents (as defined in the Credit Agreement), and (vi) agrees to take such further actions as the Administrative Agent shall reasonably require in connection with the Eighth Amendment and to evidence the amendments and waivers therein contained. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.










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
                             GOLD MILLS, Inc., a Delaware corporation (SEAL) RASCHEL FASHION INTERKNITTING, LTD., a New York corporation  (SEAL)
                             CURTAINS AND FABRICS, INC.,
                                a New York corporation  (SEAL)
                              GFD FABRICS, INC.,
                                a North Carolina corporation  (SEAL)
                             GFD SERVICES, INC.,
                                a Delaware corporation  (SEAL)
                             MEXICAN INDUSTRIES OF NORTH
                             CAROLINA, INC.,
                                a North Carolina corporation  (SEAL)
                             HOFMANN LACES, LTD.,
                                a New York corporation  (SEAL)
                             ADVISORY RESEARCH SERVICES, INC.
                                a North Carolina corporation  (SEAL)
                             GUILFORD MILLS (MICHIGAN), INC.
                                a Michigan corporation  (SEAL)
                             GUILFORD AIRMONT, INC.,
                                a North Carolina corporation  (SEAL)
                             GOLD MILLS FARMS, INC.,
                                a New York corporation  (SEAL)
                             GMI COMPUTER SALES, INC.
                             a North Carolina corporation  (SEAL)

                             By: Mark E. Cook
                                 ----------------------------------------------
                                 Title: Vice President


                             TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

                             By: Advisory Research Services, Inc.
                                 a General Partner

                             By: Mark E. Cook
                                 ----------------------------------------------
                                 Title: Vice President



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
              ANNEX 1 TO CONSENT AND WAIVER UNDER CREDIT AGREEMENT


               [FORM OF SEVENTH AMENDMENT TO AMENDED AND RESTATED
                            INTERCREDITOR AGREEMENT]

















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
        SEVENTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT

           SEVENTH AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT ("Seventh Amendment"), dated as of December 17, 2001, among Wachovia Bank, N.A., in its capacity as collateral agent hereunder (the "Collateral Agent"), each of the Senior Note Holders specified on the signature pages hereof and each of the Banks specified on the signature pages hereof, in each case which has executed this Seventh Amendment, together constituting the Required Secured Parties.

           WHEREAS, the Collateral Agent and the Senior Note Holders and Banks executed and delivered that certain Amended and Restated Intercreditor Agreement dated as of November 6, 2000, as amended by that First Amendment thereto dated as of May 15, 2001, that Second Amendment thereto dated as of June 29, 2001, that Third Amendment thereto dated as of August 7, 2001, that Fourth Amendment thereto dated as of August 13, 2001, that Fifth Amendment thereto dated as of October 1, 2001 and that Sixth Amendment thereto dated as of October 31, 2001 (as so amended, the "Intercreditor Agreement"; capitalized terms used herein without definition have the meanings given them or incorporated by reference in the Intercreditor Agreement);

           WHEREAS, certain amendments and waivers under each of the Credit Agreement and the Note Purchase Agreements (the "Related Amendments and Waivers") are being executed and delivered as of the date hereof (among other things, to extend from December 17, 2001 to January 7, 2002 the date upon which a mandatory commitment reduction is due under the Credit Agreement and to defer a portion of the interest payable under the Note Purchase Agreements), and the parties desire to amend the Intercreditor Agreement to make it consistent with such amendments;

           NOW, THEREFORE, the parties hereto agree as follows:

           1. Amendment to Definitions. The definition of "Reserved Asset Disposition Proceeds" contained in the Intercreditor Agreement is hereby amended by deleting the date "December 17, 2001" where such date appears therein and replacing such date with "January 7, 2002".

           2. Amendment to Section 26. Section 26 of the Intercreditor Agreement hereby is hereby amended by deleting the date "December 17, 2001" where such date appears therein and replacing such date with "January 7, 2002".

           3. Conditions Precedent. This Seventh Amendment shall be effective upon (i) execution and delivery of a counterpart hereof by the Required Secured Parties and of the Consent and Reaffirmation of the Company and the Guarantors at the end hereof by the parties thereto and (ii) execution and delivery of the Related Amendments and Waivers, in each case satisfactory to all Secured Parties.

                     IN WITNESS WHEREOF, the Required Secured Parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.

                                   COLLATERAL AGENT:

                                   WACHOVIA BANK, N.A.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   BANKS:

                                   WACHOVIA BANK, N.A.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   FIRST UNION NATIONAL BANK

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   BANK ONE, N.A.
                                   (MAIN OFFICE CHICAGO)

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   BRANCH BANKING AND TRUST COMPANY

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                   NOTEHOLDERS:

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:













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
                                   AMERICAN GENERAL ANNUITY INSURANCE COMPANY
                                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:










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
                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                   By: David L. Babson & Company Inc. as
                                          Investment Adviser

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:













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
                                   C. M. LIFE INSURANCE COMPANY

                                   By:    David L. Babson & Company Inc. as
                                          Investment Sub-Adviser

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:

           CONSENT AND REAFFIRMATION OF THE COMPANY AND THE GUARANTORS


           The undersigned, although not a party thereto, (i) consent to the execution and delivery of the Seventh Amendment to Amended and Restated Intercreditor Agreement to which this Consent And Reaffirmation of the Company and the Guarantors is attached (the "Seventh Amendment"), (ii) reaffirms all of its obligations and covenants under the Acknowledgment and Agreement at the end of the Intercreditor Agreement executed by it, and (iii) agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Seventh Amendment. This Consent and Reaffirmation of the Company and the Guarantors may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

           IN WITNESS WHEREOF, the party below has caused this Consent And Reaffirmation of the Company and the Guarantors to be duly executed as of the date first above written.

                                   GUILFORD MILLS, INC.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   CURTAINS AND FABRICS, INC.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                   GOLD MILLS, INC.

                                   By:
                                       ---------------------------------------
                                       Name:
                                       Title:


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
                          RASCHEL FASHION INTERKNITTING, LTD.

                          By:
                              ------------------------------------------------
                              Name:
                              Title:


                          GFD FABRICS, INC.,
                          a North Carolina corporation
                          GFD SERVICES, INC.,
                          a Delaware corporation

                          By:
                              ------------------------------------------------
                              Title:

                          MEXICAN INDUSTRIES OF NORTH
                          CAROLINA, INC. a North Carolina corporation (SEAL) HOFMANN LACES, LTD., a New York corporation (SEAL)
                          ADVISORY RESEARCH SERVICES, INC.
                          a North Carolina corporation  (SEAL)
                          GUILFORD MILLS (MICHIGAN), INC.
                          a Michigan corporation  (SEAL)
                          GUILFORD AIRMONT, INC.,
                          a North Carolina corporation  (SEAL)
                          GOLD MILL FARMS, INC.,
                          a North Carolina corporation  (SEAL)
                          GMI COMPUTER SALES, INC.
                          a North Carolina corporation  (SEAL)

                          By:
                              ------------------------------------------------
                              Title:


                          TWIN RIVERS TEXTILE PRINTING AND FINISHING,
                          a North Carolina general partnership
                          By: Advisory Research Services, Inc.
                                 a General Partner

                          By:
                              ------------------------------------------------
                              Title:



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